UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

TREX WIND-DOWN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37411	59-3843182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Mountainview Road, Suite 100,

Warren, NJ 07059

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 636-7160

TIMBER PHARMACEUTICALS, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2024, Trex Wind-down, Inc. (f/k/a Timber Pharmaceuticals, Inc.) (the “Company”) filed with the Secretary of State of the State of Delaware a certificate of amendment to the Company’s certificate of incorporation, as amended (the “Name Change Amendment”), in connection with the previously announced closing of the sale of substantially all of the assets of the Company and its subsidiaries on January 22, 2024 pursuant to the “stalking horse” asset purchase agreement by and among the Debtors (as defined herein), LEO Pharma A/S and LEO Spiny Merger Sub, Inc. The Name Change Amendment did not amend the certificate of incorporation except to change the corporate name from “Timber Pharmaceuticals, Inc.” to “Trex Wind-down, Inc.”, effective January 23, 2024.

The foregoing description of the Name Change Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Name Change Amendment which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

As previously disclosed, on November 17, 2023, the Company and certain of its subsidiaries (the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Chapter 11 Case”). The Chapter 11 Case is being administered under caption and case number: In re: Timber Pharmaceuticals, Inc., et al., Case No. 23-11878.

On January 22, 2024, the Company and the Debtors filed monthly operating reports with the Bankruptcy Court for the month ended December 31, 2023 (the “Monthly Operating Reports”). The Monthly Operating Reports are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and are incorporated herein by reference.

The Company will file, under cover of a Current Report on Form 8-K, its periodic financial reports filed with the Bankruptcy Court, as well as other material financial information concerning developments in its bankruptcy proceedings, in lieu of filing the Company’s annual and quarterly reports under the Securities Exchange Act of 1934 (the “Exchange Act”).

Cautionary Note Regarding the Monthly Operating Reports

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any Company securities. The Monthly Operating Reports are limited in scope and have been prepared solely for the purpose of complying with requirements of the Bankruptcy Court. The Monthly Operating Reports were not reviewed by independent accountants, are in a format prescribed by applicable bankruptcy laws, and are subject to future adjustment. The financial information in the Monthly Operating Reports is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”), and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Monthly Operating Reports also relate to a period that is different from the historical periods required in the Company’s reports pursuant to the Exchange Act.

Cautionary Note Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements, including statements regarding the Chapter 11 Case and the Company’s ability to continue operating in the ordinary course while the Chapter 11 Case is pending, within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “potential,” “projects,” “target,” “will,” “would” and “future” or similar expressions are intended to identify forward looking statements. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, (i) potential adverse effects of the Chapter 11 Case on the Company’s liquidity and results of operations; (ii) the Company’s ability to obtain timely approval by the Bankruptcy Court of the motions filed in the Chapter 11 Case; (iii) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (iv) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Case; (v) the effects of the Chapter 11 Case on the Company and on the interests of various constituents, including holders of the Company’s common stock; (vi) the Bankruptcy Court’s rulings in the Chapter 11 Case and the outcome of the Chapter 11 Case generally; (vii) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Case; (viii) risks associated with third party motions in the Chapter 11 Case; (ix) increased administrative and legal costs related to the Chapter 11 process; (x) exposure to potential litigation and inherent risks involved in a bankruptcy process; (xi) diversion of management’s attention from ongoing business operations and opportunities; (xii) potential adverse reactions or changes to business or employee relationships, including those resulting from the bankruptcy proceedings of the Company; (xiii) risks arising from the delisting of the Company’s common stock from The NYSE American, LLC; (xiv) risks relating to the Company’s attempts to confirm its Chapter 11 plan, including the risk that the Chapter 11 plan may not be accepted by the Company’s creditors or confirmed by the Bankruptcy Court; and (xv) other risks and uncertainties, including those described in the section entitled “Risk Factors” in the Company’s most recent annual or quarterly report filed with the Securities and Exchange Commission and in other filings the Company makes with the Securities and Exchange Commission from time to time. The forward-looking statements herein do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment of Certificate of Incorporation, as amended, of Trex Wind-down, Inc. (f/k/a Timber Pharmaceuticals, Inc.), dated January 22, 2024.

99.1	Trex Wind-down, Inc. (f/k/a Timber Pharmaceuticals, Inc.), Monthly Operating Report for the month ended December 31, 2023, filed with the United States Bankruptcy Court for the District of Delaware.

99.2	Trex Wind-down, LLC (f/k/a Timber Pharmaceuticals, LLC) Monthly Operating Report for the month ended December 31, 2023, filed with the United States Bankruptcy Court for the District of Delaware.

99.3	BioPharmX Inc., Monthly Operating Report for the month ended December 31, 2023, filed with the United States Bankruptcy Court for the District of Delaware.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX WIND-DOWN, INC.

Date: January 26, 2024	By:	/s/ Jeffrey T. Varsalone
	Name:	Jeffrey T. Varsalone
	Title:	Chief Restructuring Officer